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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 10, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware               000-31149               95-4040623
             --------               ---------               ----------
   (State or other jurisdiction    (Commission            (IRS Employer
         of incorporation)         File Number)         Identification No.)

    6053 West Century Boulevard, 11th Floor
            Los Angeles, California                    90045-6438
    (Address of principal executive offices)           (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.

     On January 10, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended December 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.


Item 9.01      Financial Statements and Exhibits.

(d)            Exhibits:

99.1           Press release, dated January 10, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 10, 2007                       California Pizza Kitchen, Inc.
                                       a Delaware corporation

                                       By:   /s/ Richard L. Rosenfield
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President

                                       By:   /s/ Larry S. Flax
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, and Co-President


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EXHIBIT INDEX

Exhibit No.                                Description
-----------          -----------------------------------------------------------

99.1                 Press release, dated January 10, 2007.